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                      SOUTHERN PACIFIC FUNDING CORPORATION,
                               as Master Servicer,



                                       and


                   SOUTHERN PACIFIC CMN TRUST SERIES 1998-H1,
                                    as Issuer






                             ----------------------

                               SERVICING AGREEMENT

                            Dated as of June 1, 1998

                             ----------------------




                              Fixed-Rate Home Loans

                    Southern Pacific CMN Trust Series 1998-H1




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
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                                                 TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I

         Definitions

         Section 1.01.     DEFINITIONS............................................................................1
         Section 1.02.     OTHER DEFINITIONAL PROVISIONS..........................................................2
         Section 1.03.     INTEREST CALCULATIONS..................................................................2

ARTICLE II

         Representations and Warranties

         Section 2.01.     REPRESENTATIONS AND WARRANTIES REGARDING THE MASTER SERVICER...........................3
         Section 2.02.     EXISTENCE..............................................................................4
         Section 2.03.     ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES..........................................4

ARTICLE III

         Administration and Servicing of Home Loans

         Section 3.01.     MASTER SERVICER TO ASSURE SERVICING....................................................6
         Section 3.02.     SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND
                           SUBSERVICERS7...........................................................................
         Section 3.03.     SUCCESSOR SUBSERVICERS.................................................................8
         Section 3.04.     LIABILITY OF THE MASTER SERVICER.......................................................8
         Section 3.05.     ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY INDENTURE
                           TRUSTEE................................................................................9
         Section 3.06.     COLLECTION OF HOME LOAN PAYMENTS.......................................................9
         Section 3.07.     WITHDRAWALS FROM THE COLLECTION ACCOUNT...............................................12
         Section 3.08.     ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
                           HOME LOANS............................................................................13
         Section 3.09.     MAINTENANCE OF FIDELITY COVERAGE......................................................14
         Section 3.10.     DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS............................................14
         Section 3.11.     REALIZATION UPON DEFAULTED HOME LOANS.................................................15
         Section 3.12.     INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.............................16
         Section 3.13.     MASTER SERVICING COMPENSATION.........................................................18
         Section 3.14.     ANNUAL STATEMENTS OF COMPLIANCE.......................................................18
         Section 3.15.     ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT...............................19
         Section 3.16.     OPTIONAL PURCHASE OF DEFAULTED HOME LOANS.............................................19
         Section 3.17.     INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND
                           REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY........................20



                                                         i

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                                                                                                               PAGE

ARTICLE IV

         Servicing Certificate

         Section 4.01.     REMITTANCE REPORTS....................................................................21
         Section 4.02.     RESERVED..............................................................................21
         Section 4.03.     PAYMENT ACCOUNT.......................................................................21
         Section 4.04.     ADVANCES..............................................................................22
         Section 4.05.     COMPENSATING INTEREST PAYMENTS........................................................22

ARTICLE V

         The Master Servicer

         Section 5.01.     LIABILITY OF THE MASTER SERVICER......................................................23
         Section 5.02.     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE
                           MASTER SERVICER.......................................................................23
         Section 5.03.     LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS.............................23
         Section 5.04.     MASTER SERVICER NOT TO RESIGN.........................................................24
         Section 5.05.     DELEGATION OF DUTIES..................................................................24
         Section 5.06.     MASTER SERVICER TO PAY INDENTURE TRUSTEE'S AND OWNER TRUSTEE'S FEES
                           AND EXPENSES; INDEMNIFICATION.........................................................24

ARTICLE VI

         Default

         Section 6.01.     SERVICING DEFAULT.....................................................................27
         Section 6.02.     INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR....................................29
         Section 6.03.     NOTIFICATION TO NOTEHOLDERS...........................................................30
         Section 6.04.     WAIVER OF DEFAULTS....................................................................30

ARTICLE VII

         Miscellaneous Provisions

         Section 7.01.     AMENDMENT.............................................................................32
         Section 7.02.     GOVERNING LAW.........................................................................32
         Section 7.03.     NOTICES...............................................................................32
         Section 7.04.     SEVERABILITY OF PROVISIONS............................................................33
         Section 7.05.     THIRD-PARTY BENEFICIARIES.............................................................33
         Section 7.06.     COUNTERPARTS..........................................................................33
         Section 7.07.     EFFECT OF HEADINGS AND TABLE OF CONTENTS..............................................33
         Section 7.08.     TERMINATION...........................................................................33


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                                                                                                               PAGE

         Section 7.09.     NO PETITION...........................................................................33
         Section 7.10.     NO RECOURSE...........................................................................33

ARTICLE VIII

         ADMINISTRATIVE DUTIES OF THE MASTER SERVICER

         Section 8.01.     ADMINISTRATIVE DUTIES.................................................................34
         Section 8.02.     RECORDS...............................................................................35
         Section 8.03.     ADDITIONAL INFORMATION TO BE FURNISHED................................................35


EXHIBIT A - MORTGAGE LOAN SCHEDULE..............................................................................A-1
EXHIBIT B - FORM OF REQUEST FOR RELEASE.........................................................................B-1
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                                       iii

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                  This Servicing Agreement, dated as of June 1, 1998, between
Southern Pacific Funding Corporation, as Master Servicer (the "Master Servicer")
and Southern Pacific CMN Trust Series 1998-H1, as Issuer (the "Issuer").


                          W I T N E S S E T H T H A T:
                          ----------------------------


                  WHEREAS, pursuant to the terms of the Home Loan Purchase
Agreement, Southern Pacific Secured Assets Corp. (the "Company") will acquire the Home Loans;

                  WHEREAS, the Company will create Southern Pacific CMN Trust
Series 1998-H1, a Delaware business trust, and will transfer the Home Loans and all of its rights under the Home Loan Purchase Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated
Trust Agreement dated as of June 25, 1998 (the "Trust Agreement") between the
Company, as depositor, and Wilmington Trust Company, as owner trustee (the
"Owner Trustee"), the Company will convey the Home Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement between the Depositor and the Owner Trustee, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 1998-H1 (the
"Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of June 25, 1998 (the "Indenture") between the Issuer and Norwest Bank Minnesota,
National Association (the "Indenture Trustee"), the Issuer will pledge the Home
Loans and issue and transfer to or at the direction of the Purchaser the Collateralized Asset-Backed Notes, Series 1998-H1 (the "Notes"); and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Home Loans set forth on the Mortgage Loan
Schedule attached hereto as Exhibit A directly or through one or more
Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01. DEFINITIONS. For all purposes of this Servicing
Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.





         Section 1.02. OTHER DEFINITIONAL PROVISIONS. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03. INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Principal Balance of a Home Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consist ing of twelve 30-day months.


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                                   ARTICLE II

                         Representations and Warranties

         Section 2.01. REPRESENTATIONS AND WARRANTIES REGARDING THE MASTER SERVICER. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Home Loans and the Noteholders, as of the Closing Date, that:

                         (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of the Home Loans;

                        (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                       (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                        (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

                         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Servicing Agreement or the Notes or the Certificates which, to the knowledge of the Master

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         Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

                        (vi) The Master Servicer covenants that the computer and other systems used by the Master Servicer and each Subservicer in connection with the servicing the Home Loans either is or will be modified to operate in a manner to allow the complete and uninterrupted performance by the Master Servicer and each Subservicer of all of its obligations hereunder or under any Subservicing Agreement, as the case may be.

         The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

         Section 2.02. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

         Section 2.03. ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Home Loans, shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Home Loan Purchase Agreement. Upon the discovery by the Seller, the Master Servicer, the Indenture Trustee or the Company of a breach of any of the representations and warranties made in the Home Loan Purchase Agreement, in respect of any Home Loan which mate rially and adversely affects the interests of the Noteholders or the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Home Loan Purchase Agreement, the Seller either (i) cure such breach in all material respects or (ii) purchase such Home Loan, in each instance in accordance with the Home Loan Purchase Agreement; PROVIDED that the Seller shall, subject to the conditions set forth in the Home Loan Purchase Agreement, have the option to substitute an Eligible Substitute Home Loan or Eligible Substitute Home Loans for such Home Loan. Monthly Payments due with respect to Eligible Substitute Home Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Home Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Home Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Home Loan and the substitution of the Eligible Substitute Home Loans and the Master Servicer shall promptly deliver the amended Mortgage Loan Schedule to the related Subservicer, Owner Trustee and Indenture Trustee.

         In connection with the substitution of one or more Eligible Substitute Home Loans for one or more Deleted Home Loans, the Master Servicer will determine the amount (such amount, a

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"Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Home Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Home Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the Substitution Adjustment Amount to the Master Servicer and the Master Servicer shall deposit such Substitution Adjustment Amount into the Collection Account upon receipt.

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                                   ARTICLE III

                   Administration and Servicing of Home Loans

         Section 3.01. MASTER SERVICER TO ASSURE SERVICING. (a) The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Home Loans and any REO Property in accordance with this Servicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Home Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Home Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Home Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, and any other matter pertaining to a delinquent Home Loan. The authority of the Master Servicer, and any Subservicer acting on its behalf, shall include, in addition, the power on behalf of the Noteholders, the Indenture Trustee, or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Servicing Agreement) and
(iii) collect any Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee to, execute and deliver, on behalf of itself, the Noteholders, the Indenture Trustee or any of them, any instruments of satisfaction, cancellation, release, discharge and all other comparable instruments, with respect to the related Home Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of a Subservicer.

                  If the Mortgage relating to a Home Loan did not have a lien senior to the Home Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Home Loan had a lien senior to the Home Loan on the related Mortgaged Property as of the Cut-off Date or Subsequent Cut-off Date, as applicable, then the Master Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

         (i) the resulting Combined Loan-to-Value Ratio of such Home Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; PROVIDED, HOWEVER, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the borrower does not receive any cash from the refinancing), the Combined Loan-to-Value Ratio may increase to the extent of either

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(a) the reasonable closing costs of such refinancing or (b) any decrease in the value of the related Mortgaged Property, if the borrower is in good standing;

         (ii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; PROVIDED, HOWEVER if the loan evidencing the existing senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced senior lien has a fixed rate, then the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior lien; and

         (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

         (b) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Home Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Master Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Home Loan, that the security for, and the timely and full collectability of, such Home Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines of the original borrower and the security for such Home Loan is not impaired by the assumption. Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c) Notwithstanding the provisions of Subsections 3.01(a) and 3.01(b), the Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or the Noteholders or with the rights and interests of the Indenture Trustee or the Noteholders under this Servicing Agreement.

         (d) The Indenture Trustee shall furnish the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Master Servicer to service and administer the related Home Loans and REO Property.

         Section 3.02. SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS. (a) The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Home Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Home Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement. Any Subservicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer (and not the Indenture Trustee as successor Master Servicer) shall be responsible for any termination fee or penalty resulting therefrom. In addition, each Subservicing Agreement shall provide for servicing of the Home Loans consistent with the terms of this Servicing Agreement.

         The Master Servicer may enter into Subservicing Agreements with Subservicers with the consent of the Indenture Trustee, which consent shall not be unreasonably withheld, for the servicing and administration of certain of the Home Loans. The fee paid to any Subservicer shall not be at a rate greater than the Servicing Fee Rate.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03. SUCCESSOR SUBSERVICERS. The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Servicing Agreement; PROVIDED, HOWEVER, that upon termination, the Master Servicer shall either act as servicer of the related Home Loan or enter into an appropriate contract with a successor Subservicer acceptable to the Indenture Trustee pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement pertaining to the servicing of such Home Loan.

         Section 3.04. LIABILITY OF THE MASTER SERVICER. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Home Loans and any REO Property in accordance with this Servicing Agreement. The obligations and liability of the Master Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the Master Servicer by any Subservicer, or any other Person. The obligations and liability of the Master Servicer shall remain of the same nature and under the same terms and conditions as if the Master Servicer alone were servicing and administering the related Home Loans. The Master Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Servicing

Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Servicing Agreement, the Master Servicer shall be deemed to have received any payment on a Home Loan on the date the Subservicer received such payment; PROVIDED, HOWEVER, that this sentence shall not apply to the Indenture Trustee acting as the Master Servicer; PROVIDED, FURTHER, however, that the foregoing provision shall not affect the obligation of the Master Servicer if it is also the Indenture Trustee to advance amounts which are not Nonrecoverable Advances.

         (b) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone, and the Indenture Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.05.

         Section 3.05. ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY INDENTURE TRUSTEE. (a) If the Indenture Trustee or its designee shall assume the master servicing obligations of the Master Servicer in accordance with Section
6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section 6.02 with respect to the Home Loans, shall succeed to all of the rights and obligations of the Master Servicer under any Subservicing Agreement. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Advances) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under Section 3.13 except for such portion as the Master Servicer would be entitled to receive.

         (b) In the event that the Indenture Trustee or its designee as successor master servicer for the Indenture Trustee assumes the servicing obligations of the Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such designee as successor master servicer the Master Servicer shall at its own expense deliver to the Indenture Trustee, or at its written request to such designee, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Home Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or at its written request to such designee as successor master servicer.

         Section 3.06. COLLECTION OF HOME LOAN PAYMENTS. (a) The Master Servicer will coordinate and monitor remittances by Subservicers to it or its designee, which shall be designated in writing to each Subservicer, with respect to the Home Loans in accordance with this Servicing Agreement.

         (b) The Master Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Home Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Servicing Agreement. Consistent with the foregoing, the Master Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, assumption fee, or any penalty interest in connection with the prepayment of a Home Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the Master Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Notes. In the event the Master Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Subservicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; PROVIDED, HOWEVER, that the obligation of the Master Servicer or the related Subservicer to make an Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

         (c) Promptly, but no later than twenty Business Days after the Master Servicer has determined that all amounts which it expects to recover from or on account of a Home Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall provide to the Indenture Trustee a certificate of a Servicing Officer that such Home Loan became a Liquidated Home Loan as of the date of such determination.

         (d) The Master Servicer shall establish a segregated account in the name of the Indenture Trustee (the "Collection Account"), which shall be an Eligible Account, in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Home Loans received by it subsequent to the Cut-off Date and interest due after the Cut-off Date but received prior to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within two Business Days following receipt thereof (or otherwise on or prior to the Closing
Date), including the following payments and collections received or made by it (without duplication):

                         (i) all payments of principal and interest on the Home Loans received by the Master Servicer directly from Mortgagors or from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

                        (ii) the aggregate Repurchase Price of the Home Loans purchased by the Master Servicer pursuant to Section 3.16;

                        (iii) Net Liquidation Proceeds;

                        (iv) all proceeds of any Home Loans repurchased by the Seller pursuant to the Home Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Home Loan pursuant to the Home Loan Purchase Agreement; and

                         (v) any other amounts received by the Master Servicer, including any fees or penalties not retained by a Subservicer, or the Indenture Trustee required to be deposited in the Collection Account pursuant to this Servicing Agreement.

PROVIDED, HOWEVER, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Home Loans, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account fees (including annual fees or assumption fees) or late charge and prepayment penalties, payable by Mortgagors, each as further described in Section 3.13. In the event any amount not required to be deposited in the Collection Account is so deposited, the Master Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Home Loans and shall hold all collections in the Collection Account for the benefit of the Owner Trustee, the Indenture Trustee, and the Noteholders, as their interests may appear. The Master Servicer shall retain all Foreclosure Profits.

         Funds in the Collection Account shall not be commingled with the Master Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Notes. Funds in the Collection Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the third Business Day prior to each Payment Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Collection Account by the Master Servicer.

         (e) The Master Servicer will require each Subservicer to hold all funds constituting collections on the Home Loans, pending remittance thereof to the Master Servicer or its designee, which shall be designated in writing to each Subservicer, in one or more accounts meeting the requirements of an Eligible Account, invested in Eligible Investments, and in the name of the Indenture Trustee. The Subservicer shall segregate and hold all funds collected and received pursuant to each Home Loan separate and apart from any of its own funds and general assets and any other funds. Each Subservicer shall make remittances to the Master Servicer no later than the eighteenth (18th) day of each month, commencing on the eighteenth (18th) day of the month next following the Cut-off Date, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately succeeding such eighteenth (18th) day.

         Section 3.07. WITHDRAWALS FROM THE COLLECTION ACCOUNT. (a) The Master Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.06 that are attributable to the Home Loans for the following purposes (without duplication):

                        (i) to deposit in the Payment Account, by the Master Servicer Remittance Date, the Interest Remittance Amount and Principal Remittance Amount for such Payment Date;

                        (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed Liquidation Expenses, paid pursuant to Section 3.13 or otherwise reimbursable pursuant to the terms of this Servicing Agreement, such withdrawal right being limited to amounts received on particular Home Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

                        (iii) to pay to itself out of each payment received on account of interest on a Home Loan as contemplated by Section 3.13, an amount equal to the related Master Servicing Fee (to the extent not retained pursuant to Section 3.06), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

                        (iv) to pay to itself or the Seller, with respect to any Home Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Noteholders as of the date on which the related Purchase Price or Repur chase Price is determined;

                         (v) to reimburse the Master Servicer or any Subservicer for any Advance of its own funds or any advance of such Subservicer's own funds, the right of the Master Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received on a particular Home Loan (including, for this purpose, the Repurchase Price therefor, Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Home Loan respecting which such Advance or advance was made;

                        (vi) to pay the Master Servicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the Master Servicer of an amount equal to the Master Servicing Fee), as appropriate, from Liquidation Proceeds received in connection with the liquidation of any Home Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (x) of this Subsection 3.07(a) as servicing compensation on account of each defaulted scheduled payment on such Home Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds with respect to such Home Loan, after any reimbursement to the Master Servicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Principal Balance of such Home Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the Servicing Fee to but not including the date of payment (in any event, the amount of servicing compensation received by a Subservicer and the Master Servicer with respect to any defaulted scheduled payment shall not exceed the applicable Servicing
         Fee);

                       (vii) to reimburse the Master Servicer or any Subservicer for advances of funds pursuant to Article III, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Home Loan (including, for this purpose, the Repurchase Price therefor, Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                      (viii) to reimburse the Master Servicer or any Subservicer for any Nonrecoverable Advance previously made, and not reimbursed pursuant to this Subsection
         3.07(a);

                        (ix) to deposit in the Payment Account, by the third Business Day prior to each Payment Date, the Indenture Trustee Fee and, to the extent not paid by the Master Servicer pursuant to a separate side letter with the Owner Trustee, the Owner Trustee Fee;

                         (x) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

                        (xi) to reimburse the Master Servicer for costs associated with the environmental report specified in Section 3.11(c); and

                       (xii) to clear and terminate the Collection Account pursuant to Section 7.08.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v), (vi),
(vii) and (viii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Home Loan, and the Master Servicer shall keep and maintain separate accounting, on a Home Loan by Home Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this Servicing Agreement, but only to the extent of collections or other recoveries on the related Home Loan.

         (b) Notwithstanding the provisions of this Section 3.07, the Master Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Advances made by such Subservicers.

         Section 3.08. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE HOME LOANS. The Master Servicer shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee and the Owner Trustee access to the documentation regarding the related Home Loans and REO Property and to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Indenture Trustee shall also provide) access to the documentation regarding the related Home Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Subservicers that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the Indenture Trustee, the Master Servicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the Indenture Trustee and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or any Subservicer. The Master Servicer, the Subservicers and the Indenture Trustee shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.09. MAINTENANCE OF FIDELITY COVERAGE. The Master Servicer shall obtain and maintain at its own expense and for the duration of this Servicing Agreement a blanket fidelity bond and shall cause each Subservicer to obtain and maintain an errors and omissions insurance policy covering such Subservicer's officers, employees and other persons acting on its behalf in connection with its activities under this Servicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer acceptable to FNMA or FHLMC to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Indenture Trustee of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the Indenture Trustee a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Indenture Trustee ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Home Loans collected under such bond or policy shall be deposited initially in a Collection Account for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         Section 3.10. DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. (a) Subject to Section 3.06(b), in any case in which the Master Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Home Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law. The Seller, the Master Servicer or the related Subservicer may repurchase a Home Loan at the Repurchase Price when the Master Servicer requires acceleration of the Home Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, that either (i) such Home Loan is in default or default is reasonably foreseeable or (ii) if such Home Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Estate or any Securityholder. If the Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Home Loan does not contain a due-on-sale clause, the Master Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such

Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The Master Servicer shall notify the Indenture Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Indenture Trustee the original copy of such assumption agreement, which copy shall be added by the Indenture Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion, equal to up to 2% of the Principal Balance of the related Home Loan, of any fee or additional interest collected by the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Subservicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Home Loan which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.11. REALIZATION UPON DEFAULTED HOME LOANS. (a) With respect to such of the Home Loans as come into and continue in default, the Master Servicer shall, or shall direct the related Subservicer to decide whether to (i) foreclose upon the Mortgaged Properties securing such Home Loans, (ii) write off the unpaid principal balance of the Home Loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale, (v) arrange for a repayment plan,
(vi) agree to a modification in accordance with this Servicing Agreement, or
(vii) take an unsecured note, in the case of (i) subject to the rights of any related first lien holder, and in the case of (vii) subject to the provisions of
Section 3.16, except that the Master Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if the Master Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or other substances and the acquisition of such property would not be commercially reasonable, which determination shall be made in accordance with the procedures in Subsection (c) below. In connection with such decision, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities (including any analysis and decisions regarding whether to realize a gain or loss pursuant to Section 1001 of the Code); PROVIDED that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. In connection with any foreclosure or other conversion, the Master Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Home Loans in such manner as to maximize the receipt of principal and interest by the Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(b). The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Home Loan to Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation), and in respect of the Master Servicer only, to receive Foreclosure Profits as additional servicing compensation to the extent that transfers or withdrawals from the Collection Account with respect thereto are permitted under Section 3.07. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Servicing Agreement to be Liquidation Proceeds.

         (b) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a Home Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Home Loan, such property shall be disposed of by the Indenture Trustee on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

         (c) With respect to any Home Loan as to which the Master Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly notify the Indenture Trustee and the Owner Trustee. The Master Servicer may, in its sole discretion, obtain an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards, a copy of which shall be delivered to the Issuer and the Indenture Trustee. The Master Servicer shall be entitled to reimbursement for such report pursuant to Section 3.07. The Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the Master Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgage Property, if the Owner Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the Owner Trustee has been indemnified to its reasonable satisfaction against such liability.

         Section 3.12. INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. (a) Upon payment in full of any Home Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Indenture Trustee by a certification signed by a Servicing Officer in the form of the request for release ("Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Payment Account have been or will be so deposited) and shall request delivery to the Master Servicer or Subservicer, as the case may be, of the Mortgage File.

Upon receipt of such certification and request, the Indenture Trustee shall promptly release the related Mortgage File to the Master Servicer or Subservicer and execute and deliver to the Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon.

         (b) From time to time as is appropriate, for the servicing or foreclosure of any Home Loan or collection under an insurance policy, the Master Servicer may deliver to the Indenture Trustee a Request for Release signed by a Servicing Officer on behalf of the Master Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Indenture Trustee shall deliver the Mortgage File or any document therein to the Master Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         Each Request for Release may be delivered to the Indenture Trustee (i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the Master Servicer and the Indenture Trustee shall mutually agree. The Indenture Trustee shall promptly release the related Mortgage File(s) within five (5) to seven (7) Business Days of receipt of a properly completed Request for Release pursuant to clauses (i), (ii) or (iii) above shall be authorization to the Indenture Trustee to release such Mortgage Files, provided the Indenture Trustee has determined that such Request for Release has been executed, with respect to clauses (i) or
(ii) above, or approved, with respect to clause (iii) above, by an authorized Servicing Officer of the Master Servicer, and so long as the Indenture Trustee complies with its duties and obligations under this Agreement. If the Indenture Trustee is unable to release the Mortgage Files within the time frames previously specified, the Indenture Trustee shall immediately notify the Master Servicer indicating the reason for such delay, but in no event shall such notification be later than five Business Days after receipt of a Request for Release. If the Master Servicer is required to pay penalties or damages due to the Indenture Trustee's negligent failure to release the related Mortgage File or the Indenture Trustee's negligent failure to execute and release documents in a timely manner, the Indenture Trustee shall be liable for such penalties or damages.

         On each day that the Master Servicer remits to the Indenture Trustee Requests for Releases pursuant to clauses (ii) or (iii) above, the Master Servicer shall also submit to the Indenture Trustee a summary of the total amount of such Requests for Releases requested on such day by the same method as described in such clauses (ii) and (iii) above.

         (c) The Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Indenture Trustee when the need therefor no longer exists, and in any event within 21 days of the Master Servicer's receipt thereof, unless the Home Loan has become a Liquidated Home Loan and the Liquidation Proceeds relating to the Home Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Indenture Trustee, the Master Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Home Loan becomes a Liquidated Home Loan, the Indenture Trustee shall deliver a copy of the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Collection Account.

         (d) The Indenture Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required.

         Section 3.13. MASTER SERVICING COMPENSATION. (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee (plus the Subservicing Fee paid to the Master Servicer as the direct servicer of a Home Loan for which there is no Subservicer) from full payments of accrued interest on each Home Loan. In addition, the Master Servicer shall be entitled to all prepayment penalties on the Home Loans. The Master Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The Master Servicer (or any Subservicer) may retain additional servicing compensation in the form of assumption fees up to 2% of the Principal Balance of the related Home Loan, fees for statement of account or payoff, late payment charges, or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Home Loan, to the extent such fees have accrued and interest earned on the Collection Account. The Master Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Servicing Agreement and shall not be entitled in connection with servicing activities under this Servicing Agreement to reimbursement except as provided in this Servicing Agreement. Expenses to be paid by the Master Servicer under this Subsection 3.13(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.15.

         Section 3.14. ANNUAL STATEMENTS OF COMPLIANCE. Within 120 days after December 31 of each year, commencing December 1998, the Master Servicer at its own expense shall deliver to the Indenture Trustee, with a copy to the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to such December 31 and its performance under its Subservicing Agreement has been made under such officer's supervision; and
(iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Noteholders upon written request or by the Indenture Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

         Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
(a) Within 120 days after December 31 of each year, commencing in December 1998, the Master Servicer, at its expense, shall cause a firm of Independent public accountants who are members of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer, which will be provided to the Indenture Trustee and the Rating Agencies, to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the end of such calendar year, nothing came to their attention that indicated that the Master Servicer was not in compliance with Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

                  (b) Within 120 days after December 31 of each year, commencing in December 1998, the Master Servicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer or such Subservicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or such Subservicer which includes an assertion that the Master Servicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Master Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Indenture Trustee, the Rating Agencies.

         Section 3.16. OPTIONAL PURCHASE OF DEFAULTED HOME LOANS. The Master Servicer may, but is not obligated to, repurchase any Home Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price. In addition, the Master Servicer must repurchase any Home Loan for which an unsecured Mortgage Note is given to the borrower in connection with Section 3.11(a) or otherwise at a price equal to the Repurchase Price. In addition, the Master Servicer must repurchase any Home Loan which does not satisfy the requirements of 3.01(c) at a price equal to the Repurchase Price. Any such purchase shall be accomplished as provided in Subsection 2.03 hereof. Notwithstanding the foregoing, the Indenture Trustee, whether acting as

Indenture Trustee or in the capacity of successor Master Servicer, shall have no obligation to repurchase any Home Loan.

         Section 3.17. INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1997, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Home Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and
Section 6050P of the Code (reports relating to cancellation of indebtedness).

                                   ARTICLE IV

                              Servicing Certificate

         Section 4.01. REMITTANCE REPORTS. On the second Business Day following each Determination Date, the Master Servicer shall deliver to the Indenture Trustee a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), in the form of a magnetic tape or disk or such other method as to which the Master Servicer and Indenture Trustee shall agree. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Home Loans that is reasonably available to the Master Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time. Such information shall include the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account pursuant to 3.07.

         In addition, prior to each Payment Date, the Master Servicer shall determine the total number of Realized Losses, if any, that resulted from any Cash Liquidation or REO Disposition that occurred during the related Collection Period and the total amount of Realized Losses incurred due to a Home Loan (or REO Property) being 180 days or more delinquent. The amount of each Realized Loss shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee with the related Determination Date Report.

         The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification.

         Section 4.02.     RESERVED.

         Section 4.03. PAYMENT ACCOUNT. The Indenture Trustee shall establish and maintain a separate account (the "Payment Account") in accordance with the Indenture. The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. The Indenture Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Eligible Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Notes) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Payment Account by the Master Servicer.

         Section 4.04. ADVANCES. If any Monthly Payment (together with any advances from the Subservicers with respect thereto) on a Home Loan that was due during the related Collection Period and delinquent on the Determination Date is delinquent other than as a result of application of the Relief Act, the Master Servicer will deposit in the Collection Account not later than the third Business Day immediately preceding the related Payment Date an amount equal to the interest portion of such Monthly Payment net of the related Servicing Fee (each, an "Advance") for such Home Loan, except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing and in the absence of such a determination, the Master Servicer shall continue to make such Advances through the date that the related Mortgaged Property has, in the judgment of the Master Servicer, been completely liquidated.

         Such Advances may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future distribution to Securityholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on or before the fourth Business Day preceding any Payment Date to the extent that funds in the Collection Account with respect to such Payment Date shall be less than payments to Securityholders required to be made on such date.

         Section 4.05. COMPENSATING INTEREST PAYMENTS. The Master Servicer shall deposit in the Collection Account not later than the third Business Day preceding the Payment Date an amount equal to the Compensating Interest related to the related Determination Date. The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

                                    ARTICLE V

                               The Master Servicer

         Section 5.01. LIABILITY OF THE MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

         Section 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE MASTER SERVICER. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; PROVIDED, that the Person accepting such assignment or delegation is reasonably satisfactory to the Indenture Trustee (as pledgee of the Home Loans) and the Company (in its sole discretion), is willing to service the Home Loans and executes and delivers to the Indenture Trustee and the Company an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Company, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement; PROVIDED, FURTHER, that each Rating Agency's rating of the Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03. LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Indenture Trustee or the Noteholders for any action taken or for refraining from the taking of any action in good faith pur suant to this Servicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Company and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Notes, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 5.06(b), other than any loss, liability or expense related to any specific Home Loan or Home Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Home Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable and customary legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Company, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer's right to indemnity or reimbursement pursuant to this
Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04. MASTER SERVICER NOT TO RESIGN. Subject to the provisions of Section 5.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Company and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Company and the Indenture Trustee; and (b) each Rating Agency shall have delivered a letter to the Company and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Notes or the then current rating of the Class B-2 Certificates; PROVIDED, HOWEVER, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Home Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Home Loans, shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the Master Servicer pursuant to any provision of this Servicing Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee.

         Section 5.05. DELEGATION OF DUTIES. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06. MASTER SERVICER TO PAY INDENTURE TRUSTEE'S AND OWNER TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION. (a) The Master Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee from time to time, and the

Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee, and the Master Servicer shall pay or reimburse (i) the Indenture Trustee and any co-trustee upon request for all reasonable expenses (including but not limited to costs of collection), disbursements and advances incurred or made by the Indenture Trustee or any co-trustee without willful misconduct, negligence or bad faith (including the reasonable and customary compensation and expenses, disbursements and advances of the agents, counsel, accountants and experts of the Indenture Trustee and any co-trustee) in connection with the administration of the Trust and the performance of their respective duties under the Indenture or their performance in accordance with this Servicing Agreement and (ii) the Owner Trustee upon request for all reasonable expenses, disbursements and advances (including all indemnification payments) incurred or made by the Owner Trustee in accordance with any of the provisions of any Basic Document to which it is a party) except any such expense, disbursement or advance as may arise from its willful misconduct, gross negligence or bad faith or grossly negligent failure to act.

         (b) The Master Servicer shall indemnify the Indenture Trustee, any co-trustee and the Owner Trustee (each, an "indemnified party") from, and hold each of them harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever (including reasonable legal fees and expenses of defending itself against any claim), incurred without willful misconduct, negligence or bad faith of such indemnified party, and arising out of or in connection with (i) the failure of the Master Servicer to perform its duties in compliance with this Servicing Agreement or any other Basic Document or (ii) the performance of such indemnified party of any duties under this Servicing Agreement or any other Basic Document, provided that:

                         (i) with respect to any such claim, such indemnified party shall have given the Master Servicer written notice thereof promptly after such indemnified party shall have actual knowledge thereof (but failure by such indemnified party to so notify the Master Servicer shall not relieve the Master Servicer of its obligations hereunder);

                        (ii) while maintaining control over its own defense, such indemnified party shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                       (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by such indemnified party entered into without the prior consent of the Master Servicer, which consent shall not be unreasonably withheld.

No termination of this Servicing Agreement shall affect the obligations created by this Section 5.06 of the initial Master Servicer to indemnify the Indenture Trustee, any co-trustee and the Owner Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this Servicing Agreement and the resignation or removal of the initial Master

Servicer. Any amounts to be paid by the Master Servicer pursuant to this Subsection may not be paid from the Trust Estate; except as otherwise provided in the Basic Documents.

                                   ARTICLE VI

                                     Default

         Section 6.01. SERVICING DEFAULT. If any one of the following events ("Servicing Default") shall occur and be continuing:

                         (i) Any failure by the Master Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement, including any Advances and Compensating Interest (other than Servicing Advances), which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Company, the Issuer or the Indenture Trustee; or

                        (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer (including Servicing Advances) set forth in the Notes or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Company, the Issuer or the Indenture Trustee; or

                       (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceed ings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                        (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                         (v) as of any Determination Date, the total Expected Loss Percentage exceeds (1) up to the fifth anniversary of the Cut-off Date, 22.50%, or (2) thereafter, 33.75%;

then, in cases (i) through (iv), so long as a Servicing Default shall not have been remedied by the Master Servicer, the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Home Loans, with the consent of the holders of at least 51% of the aggregate Note Principal Balance of the Notes, by notice then given in writing to the Master Servicer (and to the Indenture Trustee), terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Home Loans hereunder during any period prior to the date of such termination and the Company, subject to the direction of the Indenture Trustee as pledgee of the Home Loans, may exercise any and all other remedies available at law or equity; and in case (v), the Indenture Trustee shall notify the holders of the Notes of such default and, with the written consent of the holders of at least 51% of the aggregate Note Principal Balance of the Notes, by notice then given in writing to the Master Servicer (and to the Indenture Trustee), the Indenture Trustee may terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Home Loans hereunder during any period prior to the date of such termination and the Company, subject to the direction of the Indenture Trustee as pledgee of the Home Loans, may exercise any and all other remedies available at law or equity. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing Agreement, whether with respect to the Notes or the Home Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Home Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Home Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Home Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section 6.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Home Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.07 and 3.13 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 6.01(i) or under Section 6.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The pre ceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Master Servicer shall provide the Indenture Trustee and the Noteholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

         Section 6.02. INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 6.01 or sends a notice pursuant to Section 5.04, the Indenture Trustee on behalf of the Noteholders shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, including but not limited to the provisions of Article VIII. Notwithstanding the foregoing, nothing in this Servicing Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as the Seller under the Home Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Home Loan,
(iv) fund any losses on any Eligible Investment directed by any other Master Servicer, (v) be responsible for the representations and warranties of the Master Servicer or (vi) be responsible for any indemnification obligation of Master Servicer other than that contained in Section 5.06(b) hereof, and only with respect to the indemnification provided to the Owner Trustee for the Master Servicer's obligations under this Servicing Agreement; PROVIDED, HOWEVER, that the Indenture Trustee, as successor Master Servicer, shall be required to make any Advances to the extent that the Master Servicer failed to make such Advances. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or
(ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Noteholders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance insti tution, bank or other mortgage loan servicer having a net worth of not less than $20,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; PROVIDED, that any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies or the ratings assigned to the Notes. Pending appointment of a succes sor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Home Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.13 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase Home Loans pursuant to Section 3.01 of the Home Loan Purchase Agreement or to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         (b) If in performing the Master Servicer's obligation under Article VIII hereof to perform the duties of the Issuer under the Indenture, the Indenture Trustee, in its sole discretion, concludes that the performance of any duty of the Issuer under the Indenture will place it in a conflict of interest with respect to its duties as Indenture Trustee under the Indenture, the Indenture Trustee, upon written notice to the Owner Trustee, may decline to perform such duty of the Issuer under the Indenture.

         (c) Any successor, including the Indenture Trustee on behalf of the Noteholders, to the Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Home Loans for the benefit of the Noteholders, and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.11.

         (d) Any successor Master Servicer, including the Indenture Trustee on behalf of the Noteholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 6.03. NOTIFICATION TO NOTEHOLDERS. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VI or
Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Owner Trustee, the Company, the Issuer and each Rating Agency.

         Section 6.04. WAIVER OF DEFAULTS. The Indenture Trustee shall transmit by mail to all Noteholders, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder known to the Indenture Trustee. The holders of at least 51% of the aggregate Note Principal Balance of the Notes may waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                   ARTICLE VII

                            Miscellaneous Provisions

         Section 7.01. AMENDMENT. This Servicing Agreement may be amended from time to time by the parties hereto with the consent of the Indenture Trustee, which consent shall not be unreasonably withheld, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes.

         Section 7.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CON STRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to:

      (a) in the case of the Master Servicer:Southern Pacific Funding
                                              Corporation
                                             4949 Meadows Road, Suite 600
                                             Lake Oswego, OR  97035
                                             Attention:  James L. Smith

      (b) in the case of Rating Agencies:    Standard & Poor's Ratings Services
                                             26 Broadway, 15th Floor
                                             New York, New York  10004

                                             Fitch IBCA, Inc.
                                             One State Street Plaza, 33rd Floor
                                             New York, NY 10004

      (c) in the case of the Owner Trustee,
      the Corporate Trust Office:            Wilmington Trust Company
                                             Rodney Square North
                                             1100 North Market Street
                                             Wilmington, Delaware 19890
                                             Attention: Corporate Trust
                                             Administration

      (d) in the case of the Issuer,         to Southern Pacific
                                             CMN Trust Series 1998-H1:
                                             c/o Southern Pacific Secured Assets
                                             Corp.
                                             4949 Meadows Road, Suite 600
                                             Lake Oswego, OR  97035
                                             Attention:  James L. Smith
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

         Section 7.04. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.05. THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

         Section 7.06. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08. TERMINATION. The respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

         Section 7.09. NO PETITION. The Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

         Section 7.10. NO RECOURSE. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

                                  ARTICLE VIII

                  ADMINISTRATIVE DUTIES OF THE MASTER SERVICER

                  Section 8.01. ADMINISTRATIVE DUTIES. (a) DUTIES WITH RESPECT TO THE INDENTURE. The Master Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

                  (b)      DUTIES WITH RESPECT TO THE ISSUER.

                           (i) In addition to the duties of the Master Servicer
set forth in this Servicing Agreement or any of the Basic Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Servicing Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Master Servicer.

                           (ii) Notwithstanding anything in this Servicing
Agreement or any of the Basic Documents to the contrary, the Master Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in
Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                           (iii) In carrying out the foregoing duties or any of
its other obligations under this Servicing Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Master Servicer's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third-parties.

                  (c) TAX MATTERS. The Master Servicer shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns and information reports, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section
5.03 of the Trust Agreement.

                  (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                           (A) the amendment of or any supplement to the
                  Indenture;

                           (B) the initiation of any claim or lawsuit by the
                  Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Home Loans);

                           (C) the amendment, change or modification of this
                  Agreement or any of the Basic Documents;

                           (D) the appointment of successor Certificate Paying
                  Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                           (E) the removal of the Indenture Trustee.

                  Section 8.02. RECORDS. The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

                  Section 8.03. ADDITIONAL INFORMATION TO BE FURNISHED. The Master Servicer shall furnish to the Issuer from time to time such additional information regarding the Notes as the Issuer shall reasonably request.

         IN WITNESS WHEREOF, the Master Servicer and the Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                SOUTHERN PACIFIC FUNDING CORPORATION,
                                  as Master Servicer


                                By
                                  Name: James L. Smith
                                  Title:  Vice President


                                SOUTHERN PACIFIC CMN TRUST
                                   SERIES 1998-H1,
                                    as Issuer

                                Wilmington Trust Company, not in its
                                  capacity but solely as Owner Trustee


                                By _______________________________________
                                   Name:
                                   Title:

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE

                                (SEE EXHIBIT ___)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:  REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)           Home Loan
                                                    Prepaid in Full
                                                    Home Loan Repurchased
Please deliver the Mortgage File to:__________________________________________
______________________________________________________________________________

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."


-------------------------------------
[Name of Master Servicer]
Authorized Signature

******************************************************************
TO CUSTODIAN/Indenture Trustee: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

         Enclosed Documents:  [  ]     Promissory Note
                              [  ]     Mortgage or Deed of Trust
                              [  ]     Assignment(s) of Mortgage or
                                        Deed of Trust
                              [  ]     Title Insurance Policy
                              [  ]     Other:  ___________________________


_____________________________
Name

_____________________________
Title

_____________________________
Date